Exhibit 10.1

EXECUTION

AMENDMENT AGREEMENT

DATED 29 DECEMBER, 2022

between

LESAKA TECHNOLOGIES PROPRIETARY LIMITED
(as borrower)

and

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

(as lender)

and

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as facility agent)

relating to the Senior Facility G Agreement and Senior Facility H Agreement, originally dated 24 January, 2022

THIS AGREEMENT is made between:

(1) LESAKA TECHNOLOGIES PROPRIETARY LIMITED, registration number 2002/031446/07, as borrower (the Borrower);

(2) EACH GUARANTOR LISTED IN SCHEDULE 1 (THE OBLIGORS) as guarantors (the Guarantors);

(3) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as original lender under the Senior Facility G Agreement (in this capacity, the Original Senior Facility G Lender);

(4) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as original lender under the Senior Facility H Agreement (in this capacity, the Original Senior Facility H Lender); and

(5) FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as agent of the Finance Parties (the Facility Agent).

BACKGROUND:

(A) This Agreement (defined below) is supplemental to and amends (but does not novate) the Original Senior Facility G Agreement (defined below) and the Original Senior Facility H Agreement (defined below).

(B) The Parties have consented to the amendments to the Original Senior Facility G Agreement and the Original Senior Facility H Agreement contemplated by this Agreement.

IT IS AGREED as follows:

1. INTERPRETATION

1.1 Definitions

In this Agreement:

1.1.1 Agreement means this amendment agreement.

1.1.2 Amended Senior Facility G Agreement means the Original Senior Facility G Agreement as amended by this Agreement.

1.1.3 Amended Senior Facility H Agreement mean the Original Senior Facility H Agreement as amended by this Agreement.

1.1.4 Amendment Document means;

(a) this Agreement;

(b) the Amended Senior Facility G Agreement; and

(c) the Amended Senior Facility H Agreement.

1.1.5 Effective Date means the date on which the Facility Agent issues the notice referred to in Clause 2.1 (Effective Date).

1.1.6 Original Senior Facility G Agreement means the written agreement entitled "Senior Facility G Agreement", dated on or about 24 January, 2022, between the Borrower (as borrower), the Original Senior Facility G Lenders and the Facility Agent, as amended from time to time.

1.1.7 Original Senior Facility H Agreement means the written agreement entitled "Senior Facility H Agreement" dated on or about 24 January, 2022, between the Borrower (as borrower), the Original Senior Facility H Lenders and the Facility Agent, as amended from time to time.

1.1.8 Party means a party to this Agreement.

1.1.9 Signature Date means the date on which, once this Agreement has been signed by all the Parties, it is signed by the last Party to do so.

Unless expressly otherwise defined in this Agreement, terms and expressions defined in the Common Terms Agreement, the Original Senior Facility G Agreement and the Original Senior Facility H Agreement have the same meaning in this Agreement.

1.2 Construction

The provisions of clause 1 (Definitions and Interpretation) of the Common Terms Agreement, the Original Senior Facility G Agreement and the Original Senior Facility H Agreement apply to this Agreement as though they were set out in full in this Agreement, except that references to the Senior Facility G Agreement and the Senior Facility H Agreement are to be construed as references to the Senior Facility G Agreement and the Senior Facility H Agreement as amended by this Agreement.

2. EFFECTIVE DATE

2.1 The Original Senior Facility G Agreement and the Original Senior Facility H Agreement will not be amended by this Agreement unless the Facility Agent notifies the Borrower that the Borrower has delivered to the Facility Agent all the documents set out in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Finance Parties.  The Facility Agent must give this notification as soon as reasonably practicable.  The requirements set out in this Clause 2.1 are for the benefit solely of the Finance Parties.  The Facility Agent, acting on the instructions of the Finance Parties, may waive or defer delivery of any or all of the documents set out in Schedule 2 (Conditions Precedent), subject to such other conditions (if any) as it may determine.

2.2 If the Facility Agent does not give the notice contemplated in Clause 2.1 to the Borrower on or before 23h59 on 31 December, 2022, the Original Senior Facility G Agreement and the Original Senior Facility H Agreement shall not be amended as provided in this Agreement.

3. AMENDMENTS

3.1 Amendment of the Original Senior Facility G Agreement

The Original Senior Facility G Agreement will be amended on, and with effect from, the Effective Date as follows:

3.1.1 by deleting the definition of "Final Maturity Date" in clause 1.1.8 of the Original Senior Facility G Agreement in its entirety and replacing it with the following new definition:

"1.1.8 Final Maturity Date means 31 December, 2025."

3.1.2 by deleting the definition of "Trigger Event" in clause 1.1.19 of the Original Senior Facility G Agreement In its entirety;

3.1.3 by deleting the definition of "Trigger Event Date" in clause 1.1.20 of the Original Senior Facility G Agreement In its entirety; and

3.1.4 by deleting clause 12 "Trigger Event" of the Original Senior Facility G Agreement In its entirety.

3.2 Amendment of the Original Senior Facility H Agreement

The Original Senior Facility H Agreement will be amended on, and with effect from, the Effective Date by deleting the definition of "Final Maturity Date" in clause 1.1.7 of the Original Senior Facility H Agreement in its entirety and replacing it with the following new definition:

"1.1.7 Final Maturity Date means 31 December, 2025."

3.3 Finance Documents

On and with effect from the Effective Date, any reference in a Finance Document to the "Senior Facility G Agreement" and the "Senior Facility H Agreement" shall be a reference to that agreement as amended pursuant to this Agreement.

4. REPRESENTATIONS AND WARRANTIES

Each Obligor makes the representations and warranties set out in this Clause to each Finance Party on the Signature Date and on the Effective Date.  References in this Clause to it or its include, unless the context otherwise requires, each Obligor.

4.1 Status

4.1.1 It is a limited liability corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

4.1.2 It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

4.2 Capacity, power and authority

4.2.1 It has the legal capacity and power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, this Agreement and the other Finance Documents to which it is or will be a party and the transactions contemplated by this Agreement those other Finance Documents.

4.2.2 No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by this Agreement and the other Finance Documents to which it is a party.

4.3 Binding obligations

4.3.1 The obligations expressed to be assumed by it in this Agreement and each Finance Document to which it is a party are legal, valid, binding and enforceable obligations.

4.3.2 This Agreement and each other Finance Document to which it is a party is in the proper form for its enforcement in the jurisdiction of its incorporation.

4.3.3 Each original Security Document to which it is a party creates the security interests which that original Security Agreement purports to create and those security interests are valid and effective.

4.4 Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, this Agreement and the other Finance Documents to which it is a party and the establishment of Transaction Security pursuant to the Security Documents to which it is a party, do not and will not conflict with:

4.4.1 any law or regulation applicable to it;

4.4.2 its or any of its Subsidiaries' constitutional documents; or

4.4.3 any material agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries' assets or constitute a default or termination event (however described) under any such agreement or instrument.

4.5 Authorisations

Except as expressly set out in Schedule 10 (Disclosure Schedule) of the Common Terms Agreement, all authorisations required:

4.5.1 to enable it lawfully to enter into, exercise its rights and comply with its obligations under this Agreement the other Finance Documents to which it is a party;

4.5.2 to make this Agreement and the other Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation; and

4.5.3 for it and those of its Subsidiaries which are members of the Group to carry on their respective businesses in the ordinary course and in all material respects as they are being conducted,

have been obtained or effected and are in full force and effect.

4.6 Default

No Default is continuing or would result from the entry into and performance by it of, and the transactions contemplated by, this Agreement and the other Finance Documents.

4.7 Repeating Representations

The Repeating Representations:

4.7.1 are true; and

4.7.2 would also be true if references to the Original Senior Facility G Agreement and the Original Senior Facility H Agreement were construed as references to the Amended Senior Facility G Agreement and the Amended Senior Facility H Agreement.

In each case, each Repeating Representation is made by reference to the circumstances existing at the Signature Date and the Effective Date, as applicable, as if references to the Original Senior Facility G Agreement and the Original Senior Facility H Agreement are references to the Amendment Document with reference to the facts and circumstances existing as at the date of this Agreement or the Effective Date, as applicable.

5. GUARANTEES

On the Effective Date, each Obligor:

5.1 confirms its acceptance of the Amendment Documents;

5.2 agrees that it is bound as an Obligor by the terms of the Amendment Documents; and

5.3 confirms that its guarantee under clause 18 (Guarantee and Indemnity) of the Common Terms Agreement:

5.3.1 continues in full force and effect on the terms of the Amended Documents; and

5.3.2 extends to the obligations of the Obligors under the Finance Documents (including the Amendment Documents).

6. SECURITY

On the Effective Date, each Obligor hereby agrees and confirms that notwithstanding any amendments which may be made to any Finance Document and the imposition of any amended, new or more onerous obligations under the original Security Agreements pursuant to this Agreement and/or the amendments arising pursuant to this Agreement:

6.1 any Security created by it under the Security Documents extends to the obligations of the Obligors under the Finance Documents (including the Amended Senior Facility G Agreement and the Amended Senior Facility H Agreement ); and

6.2 the Security created under each Security Document to which it is a party continues in full force and effect on the terms of the respective Security Documents.

7. MISCELLANEOUS

7.1 This Agreement is a Finance Document.

7.2 The Original Senior Facility G Agreement, the Original Senior Facility H Agreement and this Agreement will, from the Effective Date, be read and construed as one document.

7.3 Except as otherwise provided in this Agreement, the Finance Documents remain in full force and effect without any amendment whatsoever.

7.4 Except to the extent expressly waived in this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

8. GOVERNING LAW

This Agreement is governed by the laws of South Africa.

9. COUNTERPARTS

This Agreement may be executed in any number of counterparts.  This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

SCHEDULE 1

THE OBLIGORS

	Name of Borrower	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	Lesaka Technologies Proprietary Limited	South Africa	2002/031446/07

	Name of Guarantor	Jurisdiction of Incorporation	Registration number (or equivalent, if any)
1.	EasyPay Proprietary Limited	South Africa	1983/008597/07
2.	Lesaka Technologies Proprietary Limited	South Africa	2002/031446/07
3.	Lesaka Technologies, Inc	State of Florida, United States	N/A
4.	Moneyline Financial Services Proprietary Limited	South Africa	1998/020799/07
5.	Net1 Applied Technologies Netherlands B.V.	Netherlands	34307123
6.	Net1 Finance Holdings Proprietary Limited	South Africa	1998/020801/07
7.	Net1 Universal Electronic Technological Solutions Proprietary Limited	South Africa	2009/001034/07
8.	Prism Holdings Proprietary Limited	South Africa	1998/018949/07
9.	Prism Payment Technologies Proprietary Limited	South Africa	1990/005062/07
10.	Pros Software Proprietary Limited	South Africa	2005/043662/07
11.	RMT Systems Proprietary Limited	South Africa	2001/028826/07
12.	Smartswitch Netherlands Holdings B.V.	Netherlands	76723178

SCHEDULE 2

CONDITIONS PRECEDENT

1. Original Obligors

1.1 A copy of the constitutional documents of each Original Obligor or confirmation that the constitutional documents of each Original Obligor have not changed since they were last provided.

1.2 A copy of a resolution of the board of directors of each Original Obligor and other members of the Group which are party to this Agreement:

1.2.1 approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

1.2.2 authorising it, for all purposes required under sections 45 and/or 46 of the Companies Act (as applicable), to provide the "financial assistance" and to make any "distribution" that may arise as a result of its entry into of this Agreement;

1.2.3 authorising a specified person or persons to execute this Agreement on its behalf;  and

1.2.4 authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

1.3 A copy of a special resolution duly passed by the holders of the issued shares of each Original Guarantor authorising it, for all purposes required under section 45 of the Companies Act, to provide the "financial assistance" that may arise as a result of its entry into this Agreement.

1.4 A specimen of the signature of each person authorised by the resolution referred to in paragraph 1.2 above.

1.5 A certificate of the Borrower and each other Original Obligor (signed by a director or other authorised signatory):

1.5.1 confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

1.5.2 certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

1.6 A certificate of the Borrower (signed by a director or other authorised signatory) confirming as at the Effective Date that:

1.6.1 no Default or Event of Default has occurred or is continuing or will result from the execution of this Agreement;

1.6.2 the representations and warranties set out in Clause 19 (Representations) of the Common Terms Agreement are true and correct in all respects;

1.6.3 that no event or series of events or circumstances has occurred or arisen which, in the Borrower's opinion, is likely to have a Material Adverse Effect;

1.6.4 that no investigation, litigation, arbitration or administrative proceedings of or before any court, arbitral body, competent competition authority or other regulatory authority or government agency which, if adversely determined, will have or is reasonably likely to have a Material Adverse Effect have, to the best of its knowledge and belief, been started or threatened against it or any member of the Group.

1.7 If such Original Obligor is a US Guarantor, a certificate as to the existence and good standing (including verification of tax status, if generally available) of such US Guarantor from the appropriate governmental authorities in such US Guarantor's jurisdiction of organisation, in form and substance satisfactory to the Facility Agent and its counsel.

1.8 If such Original Obligor is a US Guarantor, a solvency certificate signed by the chief financial officer or chief accounting officer of such Obligor in form and substance satisfactory to the Facility Agent and its counsel.

2. Legal opinions

2.1 A legal opinion of McDermott Will & Emery LLP, legal advisers to the Obligors in the US, addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lenders prior to signing this Agreement, in respect of the capacity, powers and authority of those members of the Group incorporated in the US which are party to the Finance Documents, to enter into and perform their obligations under this Agreement and the due execution of this Agreement.

2.2 A legal opinion of DLA Piper, legal advisers to the Obligors in the Netherlands, addressed to the Facility Agent for and on behalf of the Finance Parties, substantially in the form distributed to the Original Senior Lenders prior to signing this Agreement, in respect of the capacity, powers and authority of those members of the Group incorporated in the Netherlands which are party to the Finance Documents, to enter into and perform their obligations under this Agreement and the due execution of this Agreement.

3. Other documents and evidence

A copy of any other authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

SIGNATURE PAGE

THE BORROWER

/s/ Lincoln Mali
For and on behalf of: Lesaka Technologies Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

HOLDCO

/s/ Chris Meyer
For and on behalf of: Lesaka Technologies Inc.

Name:	Chris G.B. Meyer

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: EasyPay Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: Lesaka Technologies Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Chris Meyer
For and on behalf of: Lesaka Technologies, Inc

Name:	Chris G.B. Meyer

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: Moneyline Financial Services Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Alex M.R. Smith
For and on behalf of: Net1 Applied Technologies Netherlands B.V.

Name:	Alexander M.R. Smith

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: Net1 Finance Holdings Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: Net1 Universal Electronic Technological Solutions Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: Prism Holdings Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: Prism Payment Technologies Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: Pros Software Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Lincoln Mali
For and on behalf of: RMT Systems Proprietary Limited

Name:	Lincoln Mali

Office:	Director

(who warrants authority)

SIGNATURE PAGE

ORIGINAL GUARANTOR

/s/ Alex M.R. Smith
For and on behalf of: Smartswitch Netherlands Holdings B.V.

Name:	Alexander M.R. Smith

Office:	Director

(who warrants authority)

SIGNATURE PAGE

FACILITY AGENT

/s/ Kayleigh Spurway		/s/ Christo Welthagen
For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)

Name:	Kayleigh Spurway	Name:	Christo Welthagen

Office:	Authorised	Office:	Authorised

	(who warrants authority)		(who warrants authority)

SIGNATURE PAGE

ORIGINAL SENIOR FACILITY G LENDER

/s/ Kayleigh Spurway		/s/ Christo Welthagen
For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)

Name:	Kayleigh Spurway	Name:	Christo Welthagen

Office:	Authorised	Office:	Authorised

	(who warrants authority)		(who warrants authority)

SIGNATURE PAGE

ORIGINAL SENIOR FACILITY H LENDER

/s/ Kayleigh Spurway		/s/ Christo Welthagen
For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)		For and on behalf of: FirstRand Bank Limited (acting through its Rand Merchant Bank division)

Name:	Kayleigh Spurway	Name:	Christo Welthagen

Office:	Authorised	Office:	Authorised

	(who warrants authority)		(who warrants authority)